John Hancock Multifactor Materials ETF

Summary prospectus 9/1/16	ETF

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/etf. You can also get this information at no cost by calling 800-225-6020 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 9/1/16, are incorporated by reference into this summary prospectus.

TICKER

NYSE Arca	JHMA

INVESTMENT OBJECTIVE

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Materials Index (the Index).

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.45
Other expenses [1]	0.24
Total annual fund operating expenses	0.69
Contractual expense reimbursement [2]	–0.19
Total annual fund operating expenses after expense reimbursement	0.50

1 "Other expenses" have been estimated for the fund's first year of operations.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which Expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the advisor based on a determination that this is appropriate under the circumstances at that time.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)
1 year	51
3 years	202

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the fiscal period from March 28, 2016 to April 30, 2016, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

John Hancock Multifactor Materials ETF

PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that compose the fund's benchmark index. The Index is designed to comprise securities in the materials sector within the U.S. Universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the Index include those that may be considered medium or smaller capitalization company stocks. The selection and weighting of securities in the Index involves a rules-based process that may sometimes be referred to as multifactor investing, factor-based investing, strategic beta, or smart beta. Securities are classified according to their market capitalization, relative price, and profitability. Weights for individual securities are then determined by adjusting their free-float adjusted market capitalization weight within the universe of eligible names so that names with smaller market capitalizations, lower relative price and higher profitability generally receive an increased weight relative to their unadjusted weight, and vice versa. This process can be summarized as follows:

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Adjustments for market capitalization: Securities within the eligible universe are assigned into size groups, with the intent of increasing the weights of smaller names within the eligible universe and decreasing weights of larger names within the eligible universe. Securities in the smallest market capitalization group will have their free-float market capitalization increased by a size adjustment factor. Securities in the middle group will have their free-float market capitalization increased by a lesser size adjustment factor. Securities in the group with the largest market capitalization will receive the lowest size adjustment factor of the three groups.

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Adjustments for relative price and profitability: Securities are assigned to a relative price group and to a profitability group. Relative price adjustment factors are assigned with the intent of increasing the weights of names with lower relative prices and decreasing the weights of names with higher relative prices. Similarly, profitability adjustment factors are assigned with the intent of increasing the weights of names with higher profitability and decreasing the weights of names with lower profitability.

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Securities are then weighted after taking into account their free-float, size, relative price and profitability adjustments, subject to a cap of 6% on a single company at time of reconstitution.

The Index is reconstituted and rebalanced on a semiannual basis. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. Universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP. This means that the market-capitalization of a particular company within the eligible universe of stocks is adjusted to exclude the share capital of a company that is not considered freely available for trading in the public equity markets.

The fund, using an indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and the fund's shares will fluctuate in price, meaning you could lose money.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 4 of the prospectus.

Active trading market risk. Active trading markets for fund shares may not be developed or maintained by market makers or authorized participants. Market makers are not obligated to make a market in the fund's shares or to submit purchase or redemption orders for creation units.

Authorized participant concentration risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

John Hancock Multifactor Materials ETF

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions.

ETF trading risk. The market price of shares may include a bid-ask spread (the difference between the prices at which investors are willing to buy and sell shares), which may vary over time and may increase for various reasons, including decreased trading volume or reduced market liquidity.

Index risk. Because the fund is not "actively" managed, its performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Industry or sector investing risk. The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Materials sector risk. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Premium/discount risk. The net asset value (NAV) of the fund and the value of your investment may fluctuate. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-sized capitalization securities may underperform the market as a whole.

Tracking error risk. The fund's portfolio composition and performance may vary substantially from that of the Index due to factors such as the fees and expenses of the fund, transaction costs, differences in accrual of dividends, delays in the fund's implementation of changes to the Index, pricing differences in the treatment of corporate actions, or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened in volatile markets or under other unusual market conditions.

Trading issues risk. Trading in shares on NYSE Arca, Inc. (NYSE Arca) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the fund will continue to be met.

Value investment style risk. Value stocks, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund has been in operation for less than a full calendar year.

INVESTMENT MANAGEMENT

Investment advisor John Hancock Advisers, LLC
Subadvisor Dimensional Fund Advisors LP

PORTFOLIO MANAGEMENT

Joel Schneider Senior Portfolio Manager and Vice President Managed the fund since 2016	Lukas Smart Senior Portfolio Manager and Vice President Managed the fund since 2016

PURCHASE AND SALE OF FUND SHARES

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof. A creation unit consists of 50,000 shares.

Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Shares of the fund are listed and traded on the NYSE Arca. Because shares trade at market prices rather than NAV, shares of the fund may trade at a price greater than or less than NAV.

John Hancock Multifactor Materials ETF

TAXES

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The advisor and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

© 2016 John Hancock Exchange-Traded Fund Trust 8800SP 9/1/16, SEC file number: 811-22733